Exhibit 99.1 - Joint Filer Information and Signature
Joint Filers:

1.	Name:	Cartesian Capital Group Holding, LLC
	Address:	c/o Cartesian Capital Group, LLC, 505 Fifth Avenue, 15th Floor

		By:	/s/ Peter Yu	October 14, 2014
		Name: Peter Yu		Date
Title: Managing Member

2.	Name:	Pangaea One Holding LLC
	Address:	c/o Cartesian Capital Group, LLC, 505 Fifth Avenue, 15th Floor

		By:	Cartesian Capital Group Holding, LLC, its general partner

		By:	/s/ Peter Yu	October 14, 2014
		Name: Peter Yu		Date
Title: Director

3.	Name:	Pangaea One (Cayman), L.P.
	Address:	c/o Cartesian Capital Group, LLC, 505 Fifth Avenue, 15th Floor

		By:	Pangaea One GP (Cayman), L.P., its general partner
		By:	Pangaea One GP (Cayman), Co., its general partner

		By:	/s/ Peter Yu	October 14, 2014
		Name: Peter Yu		Date
Title: Director

4.	Name:	Pangaea One Parallel Fund, L.P.
	Address:	c/o Cartesian Capital Group, LLC, 505 Fifth Avenue, 15th Floor

		By:	Pangaea One GP2 (Cayman), L.P., its general partner
		By:	Pangaea One GP2 (Cayman), Co., its general partner

		By:	/s/ Peter Yu	October 14, 2014
		Name: Peter Yu		Date
Title: Director

5.	Name:	Pangaea One GP (Cayman), L.P.
	Address:	c/o Cartesian Capital Group, LLC, 505 Fifth Avenue, 15th Floor

		By:	Pangaea One GP (Cayman), Co., its general partner

		By:	/s/ Peter Yu	October 14, 2014
		Name: Peter Yu		Date
Title: Director

6.	Name:	Pangaea One GP (Cayman), Co.
	Address:	c/o Cartesian Capital Group, LLC, 505 Fifth Avenue, 15th Floor

		By:	/s/ Peter Yu	October 14, 2014
		Name: Peter Yu		Date
Title: Director

7.	Name:	Pangaea One GP2 (Cayman), L.P.
	Address:	c/o Cartesian Capital Group, LLC, 505 Fifth Avenue, 15th Floor

		By:	Pangaea One GP2 (Cayman), Co., its general partner

		By:	/s/ Peter Yu	October 14, 2014
		Name: Peter Yu		Date
Title: Director

8.	Name:	Pangaea One GP2 (Cayman), Co.
	Address:	c/o Cartesian Capital Group, LLC, 505 Fifth Avenue, 15th Floor

		By:	/s/ Peter Yu	October 14, 2014
		Name: Peter Yu		Date
Title: Director

9.	Name:	Peter Yu
	Address:	c/o Cartesian Capital Group, LLC, 505 Fifth Avenue, 15th Floor

		By:	/s/ Peter Yu	October 14, 2014
		Name: Peter Yu		Date
Title: Director